UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut	06437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 689-5650

Longview Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 16, 2021, Butterfly Network, Inc., a Delaware corporation (f/k/a Longview Acquisition Corp.) (the “Company”, and prior to the Business Combination, “Longview”) filed a Current Report on Form 8-K (the “Original Report”) to report the consummation of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the Transactions under Items 2.02, 5.03, 5.07, 7.01 and 8.01 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 2.02	Results of Operations and Financial Condition.

On February 16, 2020, the Company issued a press release regarding the Closing and its unaudited revenue for the full year ended December 31, 2020, which is expected to be at least $45 million (the “Preliminary Financial Information”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Preliminary Financial Information is unaudited and preliminary and does not present all information necessary for an understanding of the Company’s financial condition for the year ended December 31, 2020. The Preliminary Financial Information is subject to completion of the Company’s normal quarter and year-end close procedures. These procedures and the audit of the Company’s financial statements for the year ended December 31, 2020 are ongoing and could result in changes to the Preliminary Financial Information.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of the Original Report is incorporated in this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 12, 2021, Longview held the Special Meeting of its stockholders. At the Special Meeting, a total of 30,506,581 (58.95%) of Longview’s issued and outstanding shares of common stock held of record as of January 15, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. Longview’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

        (a)       Proposal No. 1 — The Business Combination Proposal — to consider and vote upon a proposal to approve the Business Combination Agreement and the Transactions, pursuant to which Merger Sub will merge with and into Legacy Butterfly with Legacy Butterfly surviving the Merger as a wholly owned subsidiary of Longview (such proposal, the “Business Combination Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,462,145	13,614	30,822	0

        (b)       Proposal No. 2 — The Charter Amendment Proposal, including the Advisory Charter Amendment Proposals — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal is approved and adopted, the proposed Restated Certificate, which will replace the Longview Charter, and which will be in effect as of the Effective Time (such proposal, the “Charter Amendment Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,759,911	2,700,234	46,436	0

The Advisory Charter Amendment Proposals – to consider and vote upon separate proposals to approve, on a non-binding advisory basis, the following material differences between the Restated Certificate and the Longview Charter, which are being presented in accordance with the requirements of the SEC as six separate sub-proposals (such proposals, the “Advisory Charter Amendment Proposals”):

(i)	Advisory Charter Amendment Proposal A — Under the Restated Charter, the Company will be authorized to issue 628,000,000 shares of capital stock, consisting of (i) 600,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share, (ii) 27,000,000 shares of the Company’s Class B common stock, par value $0.0001 per share, and (iii) 1,000,000 shares of preferred stock, par value $0.0001 per share, as opposed to the Longview Charter, which authorizes Longview to issue 221,000,000 shares of capital stock, consisting of (a) 220,000,000 shares of common stock, including 200,000,000 shares of Longview Class A common stock, par value $0.0001 per share, and 20,000,000 shares of Longview Class B common stock, par value $0.0001 per share, and (b) 1,000,000 shares of Longview preferred stock, par value $0.0001 per share.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,092,427	7,284,341	129,813	0

(ii)	Advisory Charter Amendment Proposal B — Under the Restated Charter, holders of shares of the Company’s Class A common stock will be entitled to cast one vote per share of the Company’s Class A common stock and holders of shares of the Company’s Class B common stock will be entitled to cast 20 votes per share of the Company’s Class B common stock on each matter properly submitted to the Company’s stockholders entitled to vote, as opposed to the Longview Charter, which provides that each share of Longview Class A common stock and Longview Class B common stock is entitled to one vote per share on each matter properly submitted to Longview’s stockholders entitled to vote.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,078,131	7,289,880	138,570	0

(iii)	Advisory Charter Amendment Proposal C — Under the Restated Charter, any action required or permitted to be taken by the stockholders of the Company may be taken by written consent until the time the issued and outstanding shares of the Company’s Class B common stock represent less than 50% of the voting power of the then outstanding shares of capital stock of the Company that would be entitled to vote for the election of directors, as opposed to the Bylaws of Longview, which permit holders of Longview capital stock to take stockholder action by written consent.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,262,496	7,128,911	115,174	0

(iv)	Advisory Charter Amendment Proposal D — Amendments to certain provisions of the Restated Charter relating to the rights of the Company’s Class A common stock and the Company’s Class B common stock will require (i) so long as any shares of the Company’s Class B common stock remain outstanding, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company’s Class B common stock, voting as a separate class, (ii) so long as any shares of the Company’s Class A common stock remain outstanding, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Class A common stock, voting as a separate class, and (iii) the affirmative vote of the holders of a majority of the voting power of the then outstanding capital stock of the Company’s entitled to vote generally in the election of directors, voting together as a single class, as opposed to the Longview Charter, which only requires such an amendment to be approved by stockholders in accordance with Delaware law (except that, prior to Longview’s initial business combination, amendments to those provisions of the Longview Charter relating to an initial business combination require the affirmative vote of the holders of at least 65% of shares of Longview Class A common stock and Longview Class B common stock then outstanding).

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,273,917	7,104,217	128,447	0

(v)	Advisory Charter Amendment Proposal E — The Company’s Bylaws may be amended, altered, repealed or adopted either (x) by the affirmative vote of a majority of the Board present at any regular or special meeting of the Board at which a quorum is present or (y) (i) when outstanding Class B common stock represents less than 50% of the voting power of the then outstanding shares of capital stock of the Company that would be entitled to vote for the election of directors, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Company that would be entitled to vote in the election of directors or, prior to such time, and (ii) the affirmative vote of the holders of a majority of the voting power of the outstanding capital stock of the Company that would be entitled to vote in the election of directors, as opposed to the Bylaws of Longview, which may be amended by the approval of a majority of the board of directors of Longview (the “Longview Board”) or by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Longview common stock entitled to vote generally in the election of directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,229,451	7,119,726	157,404	0

(vi)	Advisory Charter Amendment Proposal F — The Restated Certificate provides that the number of directors will be fixed and may be modified by the Board, provided that the number of directors cannot exceed a certain threshold without the affirmative vote of the holders of (x) at least two-thirds of the voting power of the capital stock of the Company that would be entitled to vote in the election of directors when outstanding Class B common stock represents less than 50% of the voting power of the then outstanding shares of capital stock of the Company that would be entitled to vote for the election of directors, or, prior to such time, and (y) a majority of the voting power of the outstanding capital stock of the Company that would be entitled to vote in the election of directors, as opposed to the Longview Charter, which provides that the number of directors will be determined by the Longview Board.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,270,735	7,112,756	123,090	0

(c)       Proposal No. 3 — The NYSE Proposal — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal and the Charter Amendment Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of the NYSE, the issuance of (i) up to 7,500,000 shares of Longview Class A common stock pursuant to the Forward Purchase, if any, immediately prior to the Closing (as defined below), (ii) 17,500,000 shares of Longview Class A common stock to the PIPE Investors pursuant to the Subscription Agreements immediately prior to the Closing, plus any additional shares pursuant to Subscription Agreements we may enter into prior to Closing, and (iii) an aggregate of 118,401,695 shares of the Company’s capital stock to existing Butterfly shareholders pursuant to the terms of the Business Combination Agreement, in each case assuming a Closing Date of January 31, 2021 (such proposal, the “NYSE Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,666,831	698,117	141,633	0

(d)       Proposal No. 4 — The Director Election Proposal — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal, the Charter Amendment Proposal, and the NYSE Proposal are approved and adopted, the election of seven (7) directors who, upon consummation of the Business Combination, will become the directors of the Company until their respective successors are duly elected and qualified pursuant to the terms of the Proposed Charter such proposal, the “Director Election Proposal”):

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jonathan M. Rothberg, Ph.D.	27,403,845	3,102,736	0
Larry Robbins	30,333,807	172,774	0
Todd M. Fruchterman, M.D., Ph.D.	30,417,511	89,070	0
Dawn Carfora	30,343,295	163,286	0
John Hammergren	30,329,121	177,460	0
Gianluca Pettiti	30,350,947	155,634	0
S. Louise Phanstiel	30,351,199	155,382	0

(e)       Proposal No. 5 — The Equity Incentive Plan Proposal — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal, the Charter Amendment Proposal and the NYSE Proposal are approved and adopted, the 2020 Plan, including the authorization of the initial share reserve under the 2020 Plan (such proposal, the “Equity Incentive Plan Proposal”), including with respect to the number of shares that may be issued pursuant to the exercise of incentive stock options granted.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,504,386	5,777,140	225,055	0

(f)        Proposal No. 6 — The Adjournment Proposal — to consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, any of the Business Combination Proposal, the Charter Amendment Proposal, the NYSE Proposal, and the Equity Incentive Plan Proposal would not be duly approved and adopted by our stockholders or we determine that one or more of the closing conditions under the Business Combination Agreement is not satisfied or waived.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,212,936	137,391	156,254	0

Item 7.01.	Regulation FD Disclosure.

The disclosure set forth under Item 2.02 above is incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K (including Exhibit 99.2) shall not be deemed to be “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

In connection with the Business Combination, holders of 21,189 shares of Longview’s Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $211,982.16.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference herein from Form or Schedule	Filing Date	SEC File/ Reg. Number

2.1†	Business Combination Agreement, dated as of November 19, 2020, by and among Butterfly Network, Inc. (formerly Longview Acquisition Corp.), Clay Merger Sub, Inc., and BFLY Operations, Inc. (formerly Butterfly Network, Inc.).		Form 8-K (Exhibit 2.1)	11/23/2020	001-39292

3.1	Second Amended and Restated Certificate of Incorporation of Butterfly Network, Inc.		Form 8-K (Exhibit 3.1)	2/16/2021	001-39292

3.2	Amended and Restated Bylaws of Butterfly Network, Inc.		Form 8-K (Exhibit 3.2)	2/16/2021	001-39292

4.1	Specimen Class A Common Stock Certificate.		Form 8-K (Exhibit 4.1)	2/16/2021	001-39292

4.2	Warrant Agreement, dated as of May 20, 2020, by and between Butterfly Network, Inc. (formerly Longview Acquisition Corp.) and Continental Stock Transfer & Trust Company.		Form 8-K (Exhibit 4.1)	5/27/2020	001-39292

10.1	Form of Subscription Agreement, dated as of November 19, 2020 by and between Butterfly Network, Inc. (formerly Longview Acquisition Corp.), and the subscriber parties thereto.	Form 8-K (Exhibit 10.1)	11/23/2020	001-39292

10.2.1@	Exclusive (Equity) Agreement by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and the Board of Trustees of the Leland Stanford Junior University, dated as of June 28, 2013.	Form S-4 (Exhibit 10.13.1)	11/27/2020	333-250995

10.2.2@	Amendment No. 1, made effective as of April 23, 2019, to Exclusive (Equity) Agreement, dated as of June 28, 2013, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and the Board of Trustees of the Leland Stanford Junior University.	Form S-4 (Exhibit 10.13.2)	11/27/2020	333-250995

10.3.1@	Manufacture and Supply Agreement, dated as of October 7, 2015, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Benchmark Electronics, Inc.	Form S-4 (Exhibit 10.14.1)	11/27/2020	333-250995

10.3.2@	Amendment No. 1, made effective as of August 2, 2019, to Manufacture and Supply Agreement, dated as of October 7, 2015, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Benchmark Electronics, Inc.	Form S-4 (Exhibit 10.14.2)	11/27/2020	333-250995

10.4@	Distribution Agreement, dated as of July 11, 2018, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Cardinal Health 105, Inc.	Form S-4 (Exhibit 10.15)	11/27/2020	333-250995

10.5.1@	Foundry Service Agreement, dated as of March 31, 2019, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Taiwan Semiconductor Manufacturing Company Limited.	Form S-4/A (Exhibit 10.17.1)	1/6/2021	333-250995

10.5.2@	Amendment No. 1, made effective as of October 1, 2020, to Foundry Service Agreement, dated March 31, 2019, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Taiwan Semiconductor Manufacturing Company Limited.	Form S-4/A (Exhibit 10.17.2)	1/6/2021	333-250995

10.6	Technology and Services Exchange Agreement, dated as of November 19, 2020, between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and the participants named therein.	Form S-4/A (Exhibit 10.18)	1/6/2021	333-250995

10.7+	Binding Employment Term Sheet, dated as of January 23, 2021, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Todd M. Fruchterman, M.D., Ph.D.	Form S-4/A (Exhibit 10.14)	1/26/2021	333-250995

10.8+	Offer of Employment Letter, dated as of January 6, 2017, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Gioel Molinari.	Form S-4 (Exhibit 10.9)	11/27/2020	333-250995

10.9+	Offer of Employment Letter, dated as of March 16, 2020, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Stephanie Fielding, as supplemented by the Employment Agreement Letter, dated as of November 18, 2020, by and between BFLY Operations, Inc. and Stephanie Fielding.	Form S-4/A (Exhibit 10.11)	1/6/2021	333-250995

10.10+	Employment Agreement Letter, dated as of November 18, 2020, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Darius Shahida.	Form S-4/A (Exhibit 10.12)	1/6/2021	333-250995

10.11+	Offer of Employment Letter, dated as of February 29, 2020, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Dave Perri, as supplemented by the Employment Agreement Letter, dated as of November 18, 2020, by and between BFLY Operations, Inc. and Dave Perri.	Form S-4/A (Exhibit 10.10)	1/6/2021	333-250995

10.12+	Offer of Employment Letter, dated as of November 24, 2020, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Mary Miller.	Form S-4/A (Exhibit 10.13)	1/6/2021	333-250995

10.13+	Offer of Employment Letter, dated as of December 18, 2019, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Laurent Faracci.	Form S-4 (Exhibit 10.18)	11/27/2020	333-250995

10.14+	Separation Agreement, dated as of January 24, 2021, by and between BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and Laurent Faracci.	Form S-4/A (Exhibit 10.8.2)	1/26/2021	333-250995

10.15.1+	Butterfly Network, Inc. 2020 Equity Incentive Plan.	Form 8-K (Exhibit 10.15.1)	2/16/2021	001-39292

10.15.2+	Form of Stock Option Agreement under 2020 Equity Incentive Plan.	Form 8-K (Exhibit 10.15.2)	2/16/2021	001-39292

10.15.3+	Form of Restricted Stock Unit Agreement under 2020 Equity Incentive Plan.	Form 8-K (Exhibit 10.15.3)	2/16/2021	001-39292

10.16.1+	BFLY Operations, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan, as amended.	Form 8-K (Exhibit 10.16.1)	2/16/2021	001-39292

10.16.2+	Form of Stock Option Agreement under 2012 Employee, Director and Consultant Equity Incentive Plan, as amended.	Form 8-K (Exhibit 10.16.2)	2/16/2021	001-39292

10.16.3+	Form of Restricted Stock Unit Agreement under 2012 Employee, Director and Consultant Equity Incentive Plan, as amended.	Form 8-K (Exhibit 10.16.3)	2/16/2021	001-39292

10.17+	Nonemployee Director Compensation Policy.		Form 8-K (Exhibit 10.17)	2/16/2021	001-39292

10.18+	Form of Indemnification Agreement.		Form 8-K (Exhibit 10.18)	2/16/2021	001-39292

10.19	Amended and Restated Registration Rights Agreement, dated as of February 12, 2021, by and among Butterfly Network, Inc. (formerly Longview Acquisition Corp.), BFLY Operations, Inc. (formerly Butterfly Network, Inc.) and certain of their securityholders.		Form 8-K (Exhibit 10.19)	2/16/2021	001-39292

10.20	Form of Lock-up Agreement.		Form 8-K (Exhibit 10.20)	2/16/2021	001-39292

16.1	Letter from Withum Smith+Brown, PC to the SEC, dated February 12, 2021.		Form 8-K (Exhibit 16.1)	2/16/2021	001-39292

21.1	List of Subsidiaries.		Form 8-K (Exhibit 21.1)	2/16/2021	001-39292

99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019.		Form 8-K (Exhibit 99.1)	2/16/2021	001-39292

99.2	Press Release dated February 16, 2021.	X

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

@ Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

	By:	/s/ Todd M. Fruchterman, M.D., Ph.D.
	Name:	Todd M. Fruchterman, M.D., Ph.D.
	Title:	President and Chief Executive Officer

Date: February 16, 2021